UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


	 Date of Report (Date of earliest event reported):  May 17, 1999

			  DELTA FUNDING CORPORATION
	    Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust


New York (governing law of          333-03418      PENDING
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, Maryland                                  (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



	 (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On May 17, 1999 a distribution was made to holders of DELTA FUNDING CORPORATION, Home Equity Loan Asset-Backed Certs., Series 1999-1
Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description
				 Monthly report distributed to holders of
	     EX-99.1 Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust, relating to the May 17, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



			  DELTA FUNDING CORPORATION
	     Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust

	      By:   Norwest Bank Minnesota, N.A., as Trustee
	      By:   /s/ Sherri J. Sharps, Vice President
	      By:   Sherri J. Sharps, Vice President
	      Date: 6/2/99


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 1999-1 Trust, relating to the May 17, 1999 distribution.